Munder Technology Fund

Class A, B, C, K & Y Shares

Supplement Dated April 28, 2006

to Prospectus Dated October 31, 2005

Class K shares of the Fund are not currently being offered for sale.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE